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                         GREENWICH STREET SERIES FUND
                            Equity Index Portfolio
                                 (the "Fund")

                       Supplement dated May 24, 2002 to
                        Prospectus dated April 30, 2002

   The following information supplements the disclosure in the Prospectus and Statement of Additional Information of the Fund. Defined terms have the same meanings as set forth in the Prospectus.

   On April 17, 2002, the Board of Trustees of Greenwich Street Series Fund ("GSS") approved a new Investment Advisory Agreement (the "New Agreement") to be entered into between GSS (on behalf of the Fund) and The Travelers Investment Management Company ("TIMCO") and instructed that it be submitted to the shareholders of the Fund for their approval at a meeting scheduled to be held on June 24, 2002.

   The terms of the New Agreement are substantively identical to the current agreement, except for the management fee and the commencement and termination dates. Under the New Agreement, TIMCO will be paid a fee that is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the Fund.

   In addition, Management intends to eliminate the voluntary fee caps of 0.30% for Class I shares and 0.55% for Class II shares that are currently in effect.

   Shareholders of record on April 17, 2002 are entitled to vote at the Special Meeting and any adjournment thereof.

   If approved by shareholders, all the matters described above will become effective immediately following the meeting.

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